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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-106210 on Form S-8 and in Registration Statement No. 333-118891 on Form S-3 of Pioneer Companies, Inc. and subsidiaries, ("Pioneer") of our report dated March 28, 2005, appearing in this Annual Report on Form 10-K of Pioneer for the year ended December 31, 2004.

Houston, Texas
March 28, 2005